1,000,000 Preferred Securities
                             Yardville Capital Trust

                  _____% Cumulative Trust Preferred Securities
               (Liquidation Amount of $10 per Preferred Security)

                             UNDERWRITING AGREEMENT

                                                              __________, 1997
SANDLER O'NEILL & PARTNERS, L.P.
Two World Trade Center, 104th Floor
New York, New York  10048

Ladies and Gentlemen:

         Yardville National Bancorp, a New Jersey corporation (the "Company") and its financing subsidiary, Yardville Capital Trust, a Delaware business trust (the "Trust", and hereinafter together with the Company, the "Offerors"), propose that the Trust issue and sell to Sandler O'Neill & Partners, L.P. (the "Underwriter"), pursuant to the terms of this Agreement, 1,000,000 of the Trust's _____% Cumulative Trust Preferred Securities, with a liquidation amount of $10 per preferred security (the "Preferred Securities"), to be issued under the Trust Agreement (as hereinafter defined), the terms of which are more fully described in the Prospectus (as hereinafter defined). The aforementioned 1,000,000 Preferred Securities to be sold to the Underwriter are herein called the "Firm Preferred Securities". Solely for the purpose of covering over-allotments in the sale of the Firm Preferred Securities, the Offerors further propose that the Trust issue and sell to the Underwriter, at the Underwriter's option, up to an additional 150,000 Preferred Securities (the "Option Preferred Securities") upon exercise of the over-allotment option granted in Section 1 hereof. The Firm Preferred Securities and any Option Preferred Securities are herein collectively referred to as the "Designated Preferred Securities".

         The Offerors hereby confirm as follows their agreement with the Underwriter in connection with the proposed purchase of the Designated Preferred Securities. The terms, conditions, covenants and agreements set forth in this Agreement supersede and preempt the terms, conditions, covenants and agreements of the parties set forth in any and all other agreements among the parties hereto relating to the issuance of the Preferred Securities.

    1. Sale, Purchase and Delivery of Designated Preferred Securities; Description of Designated Preferred Securities.

         (a) On the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, the Offerors hereby agree that the Trust shall issue and sell to the Underwriter and the Underwriter agrees to purchase from the Trust, at a purchase price of $10 per share (the "Purchase Price"), the Firm Preferred Securities. Because the proceeds from the sale of the Firm Preferred Securities will be used to purchase from the Company its Debentures (as hereinafter defined and as described in the Prospectus), the Company shall pay to the Underwriter a commission of $_____ per Firm.

Preferred Security purchased (the "Firm Preferred Securities Commission").

         In addition, on the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, the Trust hereby grants to the Underwriter, an option to purchase all or any portion of the 150,000 Option Preferred Securities, and upon the exercise of such option in accordance with this Section 1, the Offerors hereby agree that the Trust shall issue and sell to the Underwriter all or any portion of the Option Preferred Securities at the same Purchase Price per share paid for the Firm Preferred Securities. Because the proceeds from the sale of the Option Preferred Securities will be used to purchase from the Company its Debentures, the Company shall pay to the Underwriter a commission of $_____ per Option Preferred Security for each Option Preferred Security purchased (the "Option Preferred Securities Commission"). The option hereby granted (the "Option") shall expire 30 days after the date upon which the Registration Statement (as hereinafter defined) becomes effective and may be exercised only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Firm Preferred Securities. The Option may be exercised in whole or in part at any time (but not more than once) by you giving notice (confirmed in writing) to the Trust setting forth the number of Option Preferred Securities as to which the Underwriter is exercising the Option and the time, date and place for payment and delivery of certificates for such Option Preferred Securities. Such time and date of payment and delivery for the Option Preferred Securities (the "Option Closing Date") shall be determined by you, but shall not be earlier than two nor later than five full business days after the exercise of such Option, nor in any event prior to the Closing Date (as hereinafter defined). Certificates for the Option Preferred Securities will be made available for inspection at least 24 hours prior to the Option Closing Date at the offices of the DTC (as hereinafter defined), or its designated custodian, or at such other location as specified by the Underwriter. The Option Closing Date may be the same as the Closing Date.

         Payment of the Purchase Price and the Firm Preferred Securities Commission and delivery of the Firm Preferred Securities shall be made at the offices of Sandler O'Neill & Partners, L.P., Two World Trade Center, 104th Floor, New York, New York 10048, or such other place as shall be agreed to by you and the Offerors, at 11:00 a.m., New York time, on ____________, 1997, or at such other time not more than five full business days thereafter as the Offerors and you shall determine (the "Closing Date"). The Firm Preferred Securities shall be issued in the form of one or more fully registered global securities (the "Global Securities") in book-entry form in such denominations and registered in the name of the nominee of The Depository Trust Company (the "DTC") or in such names as the Underwriter may request in writing at least two business days before the Closing Date. The Global Securities representing the Firm Preferred Securities shall be made available for examination by the Underwriter and counsel to the Underwriter not later than 9:30 a.m. Eastern Standard Time on the last business day prior to the Closing Date. If the Underwriter exercises the option to purchase any or all of the Option Preferred Securities, payment of the Purchase Price and Option Preferred Securities Commission and delivery of the certificate representing the Option Preferred Securities shall be made on the Option Closing Date at the Underwriter's offices, or at such other place as the Offerors and you shall determine. Such payments shall be made to an account designated by the

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Trust by wire transfer or certified or bank cashier's check, in clearing house or similar next day available funds, in the amount of the Purchase Price therefor, against delivery by or on behalf of the Trust to you of certificates for the Designated Preferred Securities to be purchased.

         The Agreement contained herein with respect to the timing of the Closing Date and Option Closing Date is intended to, and does, constitute an express agreement, as described in Rule 15c6-1(a) and (d) promulgated under the 1934 Act (as defined herein), for a settlement date other than three business days after the date of the contract.

         (b) The Offerors propose that the Trust issue the Designated Preferred Securities pursuant to an Amended and Restated Trust Agreement among Wilmington Trust Company, as Property Trustee and as Delaware Trustee, the Administrative Trustees named therein (collectively, the "Trustees"), and the Company, in substantially the form heretofore delivered to the Underwriter, said Agreement being hereinafter referred to as the "Trust Agreement". In connection with the issuance of the Designated Preferred Securities, the Company proposes (i) to issue its Subordinated Debentures (the "Debentures") pursuant to an Indenture, dated as of ____________, 1997, between the Company and Wilmington Trust Company, as Trustee (the "Indenture") and (ii) to guarantee certain payments on the Designated Preferred Securities pursuant to a Guarantee Agreement between the Company and Wilmington Trust Company, as guarantee trustee (the "Guarantee"), to the extent described therein.

    2.   Representations and Warranties.

         (a) The Offerors jointly and severally represent and warrant to the Underwriter that:

               (i) The reports filed with the Securities and Exchange Commission (the "Commission") by the Company under the Securities Exchange Act of 1934, as amended (the "1934 Act") and the rules and regulations thereunder (the "1934 Act Regulations") during the two year period ending on the date hereof, at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

               (ii) The Offerors have prepared and filed with the Commission a registration statement on Form S-2 (File Numbers 333-35061 and 333-35061-01) for the registration of the Designated Preferred Securities, the Guarantee and $11,500,000 aggregate principal amount of Debentures under the Securities Act of 1933, as amended (the "1933 Act"), including the related prospectus subject to completion, and one or more amendments to such registration statement may have been so filed, in each case in conformity in all material respects with the requirements of the 1933 Act, the rules and regulations promulgated thereunder (the "1933 Act Regulations") and the Trust Indenture

         Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations thereunder. Copies of such registration statement, including any amendments thereto, each Preliminary Prospectus (as defined herein) contained therein and the exhibits, financial statements and schedules to such registration statement, as finally amended and revised, have heretofore been delivered by the Offerors to the Underwriter. After the execution of this Agreement, the Offerors will file with the Commission (A) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the 1933 Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A of the 1933 Act Regulations ("Rule 430A") or permitted by Rule 424(b) of the 1933 Act Regulations ("Rule 424(b)") and as have been provided to and not objected to by the Underwriter prior to (or as are agreed to by the Underwriter subsequent to) the execution of this Agreement, or (B) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the 1933 Act, an amendment to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective, a copy of which amendment has been furnished to and not objected to by the Underwriter prior to (or is agreed to by the Underwriter subsequent to) the execution of this Agreement. As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was or is declared effective under the 1933 Act, including (1) all financial schedules and exhibits thereto, (2) all documents (or portions thereof) incorporated by reference therein filed under the 1934 Act, and (3) any information omitted therefrom pursuant to Rule 430A and included in the Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means each prospectus subject to completion filed with such registration statement or any amendment thereto including all documents (or portions thereof) incorporated by reference therein under the 1934 Act (including the prospectus subject to completion, if any, included in the Registration Statement and each prospectus filed pursuant to Rule 424(a) under the 1933 Act); and the term "Prospectus" means the prospectus first filed with the Commission pursuant to Rule 424(b)(1) or (4) or, if no prospectus is required to be filed pursuant to Rule 424(b)(1) or (4), the prospectus included in the Registration Statement, in each case including the financial schedules and all documents (or portions thereof) incorporated by reference therein under the 1934 Act. The date on which the Registration Statement becomes effective is hereinafter referred to as the "Effective Date."

               (iii) The documents incorporated by reference in the Preliminary Prospectus or Prospectus or from which information is so incorporated by reference, when they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations, and when read together and with the other information in the Preliminary Prospectus or Prospectus, as the case may be, at the time the Registration Statement became or becomes effective and at the Closing Date and any Option Closing Date, did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (iv) No order preventing or suspending the use of any Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) has been issued by the Commission, nor has the Commission, to the knowledge of the Offerors, threatened to issue such an order or instituted proceedings for that purpose. Each Preliminary Prospectus, at the time of filing thereof, (A) complied in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and
         (B) did not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty does not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Offerors by the Underwriter expressly for inclusion in the Prospectus beneath the heading "Underwriting" (such information referred to herein as the "Underwriter's Information").

               (v) At the Effective Date and at all times subsequent thereto, up to and including the Closing Date and, if applicable, the Option Closing Date, the Registration Statement and any post-effective amendment thereto (A) complied and will comply in all material respects with the requirements of the 1933 Act, the 1933 Act Regulations and the Trust Indenture Act (and the rules and regulations thereunder) and (B) did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading. At the Effective Date and at all times when the Prospectus is required to be delivered in connection with offers and sales of Designated Preferred Securities, including, without limitation, the Closing Date and, if applicable, the Option Closing Date, the Prospectus, as amended or supplemented, (A) complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the Trust Indenture Act (and the rules and regulations thereunder) and
         (B) did not contain and will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty does not apply to Underwriter's Information.

               (vi) (A) The Company is duly organized, validly existing and in good standing under the laws of the State of New Jersey, with full corporate and other power and authority to own, lease and operate its properties and conduct its business as described in and contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and as currently being conducted and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHC Act").

                    (B) The Trust has been duly created and is validly existing as a as a statutory business trust in good standing under the Delaware Business Trust Act with the power and authority (trust and other) to own its property and conduct its business as described in the Registration Statement and Prospectus, to issue and sell its common securities (the "Common Securities") to the Company pursuant to the Trust Agreement, to issue and sell the Designated Preferred Securities, to enter into and perform its obligations under this Agreement and to consummate the transactions herein contemplated; the Trust has no subsidiaries and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership of its property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Trust; the Trust has conducted and will conduct no business other than the transactions contemplated by this Agreement and described in the Prospectus; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Trust Agreement and the agreements and instruments contemplated by the Trust Agreement and described in the Prospectus; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Trust Agreement and described in the Prospectus; the Trust is not a party to or subject to any action, suit or proceeding of any nature; the Trust is not, and at the Closing Date or any Option Closing Date will not be, to the knowledge of the Offerors, classified as an association taxable as a corporation for United States federal income tax purposes; and the Trust is, and as of the Closing Date or any Option Closing Date will be, treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

               (vii) The Company has one direct subsidiary and the Bank has five direct subsidiaries. They are listed on Exhibit A attached hereto and incorporated herein (the "Subsidiaries"). The Company does not own or control, directly or indirectly, more than 5% of any class of equity security of any corporation, association or other entity other than the Subsidiaries. The Yardville National Bank is referred to herein as the "Bank". Each Subsidiary is a bank, corporation, security corporation or Delaware business trust duly incorporated (or created, as the case may be), validly existing and in good standing under the laws of its respective jurisdiction of incorporation. Each such Subsidiary has full corporate and other power and authority to own, lease and operate its properties and to conduct its business as described in and contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and as currently being conducted. The deposit accounts of the Bank are insured by the Bank Insurance Fund administered by the Federal Deposit Insurance Corporation up to the maximum amount provided by law; and no proceedings for the modification, termination or revocation of any such insurance are pending or, to the knowledge of the Offerors, threatened.

               (viii) Each of the Company and the Subsidiaries is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property or conducts its business so as to require such qualification and in which the failure to so qualify would, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis. All of the issued and outstanding shares of capital stock of the Subsidiaries (A) have been duly authorized and are validly issued, (B) are fully paid and nonassessable except to the extent such shares may be deemed assessable under 12 U.S.C. Section 55, and (C) except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), are directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, restriction upon voting or transfer, preemptive rights, claim or equity. Except as disclosed in the Prospectus, there are no outstanding rights, warrants or options to acquire or instruments convertible into or exchangeable for any capital stock or equity securities of the Offerors or the Subsidiaries.

               (ix) The capital stock of the Company and the equity securities of the Trust conform to the description thereof contained in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). The outstanding shares of capital stock and equity securities of each Offeror have been duly authorized and validly issued and are fully paid and nonassessable, and no such shares were issued in violation of the preemptive or similar rights of any security holder of an Offeror; no person has any preemptive or similar right to purchase any shares of capital stock or equity securities of the Offerors. Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no outstanding rights, options or warrants to acquire any securities of the Offerors, and there are no outstanding securities convertible into or exchangeable for any such securities and no restrictions upon the voting or transfer of any capital stock of the Company or equity securities of the Trust pursuant to the Company's corporate charter or bylaws, the Trust Agreement or any agreement or other instrument to which an Offeror is a party or by which an Offeror is bound.

               (x) (A) The Trust has all requisite power and authority to issue, sell and deliver the Designated Preferred Securities in accordance with and upon the terms and conditions set forth in this Agreement, the Trust Agreement, the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). All corporate and trust action required to be taken by the Offerors for the authorization, issuance, sale and delivery of the Designated Preferred Securities in accordance with such terms and conditions has been validly and sufficiently taken. The Designated Preferred Securities, when delivered in accordance with this Agreement, will be duly and validly issued and outstanding, will be fully paid and nonassessable undivided beneficial interests in the assets of the Trust, will be entitled to the benefits of the Trust Agreement, will not be issued in violation of or subject to any preemptive or similar rights, and will conform in all material respects to the description thereof in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and the Trust Agreement. None of the

         Designated Preferred Securities, immediately prior to delivery, will be subject to any security interest, lien, mortgage, pledge, encumbrance, restriction upon voting or transfer, preemptive rights, claim, equity or other title defect.

                    (B) The Debentures have been duly and validly authorized, and, when duly and validly executed, authenticated and issued as provided in the Indenture and delivered to the Trust pursuant to the Trust Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and will conform in all material respects to the description thereof contained in the Prospectus.

                    (C) The Guarantee has been duly and validly authorized, and, when duly and validly executed and delivered to the guarantee trustee for the benefit of the Trust, will constitute a valid and legally binding obligation of the Company and will conform in all material respects to the description thereof contained in the Prospectus.

                    (D) The Agreement as to Expenses and Liabilities (the "Expense Agreement") has been duly and validly authorized, and, when duly and validly executed and delivered to the Company, will constitute a valid and legally binding obligation of the Company and will conform in all material respects to the description thereof contained in the Prospectus.

               (xi) The Offerors and the Subsidiaries have complied with all federal, state and local statutes, regulations, ordinances and rules applicable to the ownership and operation of their properties or the conduct of their businesses as described in and contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and as currently being conducted except where the failure to so comply would not have a material adverse effect on the condition, financial or otherwise, earnings, affairs, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis.

               (xii) The Offerors and the Subsidiaries have all permits, easements, consents, licenses, franchises and other governmental and regulatory authorizations from all appropriate federal, state, local or other public authorities ("Permits") as are necessary to own and lease their properties and conduct their businesses in the manner described in and contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and as currently being conducted, except where the failure to have such Permits would not have a material adverse effect on the condition, financial or otherwise, earnings, affairs, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis. All such Permits are in full force and effect and each of the Offerors and the Subsidiaries are in all material respects complying therewith, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or will result in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualification as may be adequately disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), except where the failure of such Permits to be in full force and effect or the lack of such compliance would not have a material adverse effect on the condition, financial or otherwise, earnings, affairs, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis. Such Permits contain no restrictions that would materially impair the ability of the Company or the Subsidiaries to conduct their businesses in the manner consistent with their past practices. Neither the Offerors nor any of the Subsidiaries has received notice or otherwise has knowledge of any proceeding or action relating to the revocation or modification of any such Permit.

               (xiii) Neither of the Offerors nor any of the Subsidiaries is in breach or violation of their corporate charter, by-laws or other governing documents (including without limitation, the Trust Agreement). Neither of the Offerors nor any of the Subsidiaries are, and to the knowledge of the Offerors no other party is, in violation, breach or default (with or without notice or lapse of time or both) in the performance or observance of any term, covenant, agreement, obligation, representation, warranty or condition contained in (A) any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license, Permit or any other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except where such breach, violation or default would not have a material adverse effect on the condition, financial or otherwise, earnings, affairs, business, prospects, or results of operations of the Offerors and the Subsidiaries on a consolidated basis, and to the knowledge of the Offerors, no other party has asserted that the Offerors or any of the Subsidiaries is in such violation, breach or default (provided that the foregoing shall not apply to defaults by borrowers from the Banks), or (B) except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), any order, decree, judgment, rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, having jurisdiction over the Offerors or the Subsidiaries or any of their respective properties the breach, violation or default of which could have a material adverse effect on the condition, financial or otherwise, earnings, affairs, business, prospects, or results of operations of the Offerors and the Subsidiaries on a consolidated basis.

               (xiv) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement, the Trust Agreement, the Registration Statement and the Prospectus (or, if the Prospectus in not in existence, the most recent Preliminary Prospectus) do not and will not conflict with, result in the creation or imposition of any material lien, claim, charge, encumbrance or restriction upon any property or assets of the Offerors or the Subsidiaries or the Designated Preferred Securities pursuant to, constitute a breach or violation of, or constitute a default under, with or without notice or lapse of time or both, any of the terms, provisions or conditions of the charter or by-laws of the Company or the Subsidiaries, the Trust Agreement, the Guarantee, the Indenture, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license, Permit or any other agreement or instrument to which the Offerors or the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or any order, decree, judgment, rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, having jurisdiction over the Offerors or the Subsidiaries or any of their respective properties which conflict, creation, imposition, breach, violation or default would have either singly or in the aggregate a material adverse effect on the condition, financial or otherwise, earnings, affairs, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis. No authorization, approval, consent or order of, or filing, registration or qualification with, any person (including, without limitation, any court, governmental body or authority) is required in connection with the transactions contemplated by this Agreement, the Trust Agreement, the Indenture, the Guarantee, the Registration Statement and the Prospectus (or such Preliminary Prospectus), except such as may be required under the 1933 Act, and such as may be required under state securities laws in connection with the purchase and distribution of the Designated Preferred Securities by the Underwriter. No authorization, approval, consent or order of or filing, registration or qualification with, any person (including, without limitation, any court, governmental body or authority) is required in connection with the transactions contemplated by this Agreement, the Trust Agreement, the Indenture, the Guarantee, the Registration Statement and the Prospectus, except such as have been obtained under the 1933 Act, and such as may be required under state securities laws or Interpretations or Rules of the National Association of Securities Dealers, Inc. ("NASD") in connection with the purchase and distribution of the Designated Preferred Securities by the Underwriters.

               (xv) The Offerors have all requisite corporate power and authority to enter into this Agreement and this Agreement has been duly and validly authorized, executed and delivered by the Offerors and constitutes the legal, valid and binding agreement of the Offerors, enforceable against the Offerors in accordance with its terms, except as the enforcement thereof may be limited by general principles of equity and by bankruptcy or other laws relating to or affecting creditors' rights generally and except as any indemnification or contribution provisions thereof may be limited under applicable securities laws. Each of the Indenture, the Trust Agreement, the Guarantee and the Expense Agreement has been duly authorized by the Company, and, when executed and delivered by the Company on the Closing Date, each of said agreements will constitute a valid and legally binding obligation of the Company and will be enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by general principles of equity and by bankruptcy or other laws relating to or affecting creditors' rights generally and except as any indemnification or contribution provisions thereof may be limited under applicable securities laws. The Trust Agreement has been duly authorized and, when executed by the proper officers of the Trust and delivered by the Trust, will have been duly executed and delivered by the Trust and will constitute the valid and legally binding instrument of the Trust, enforceable in accordance with its terms. Each of the Indenture, the Trust Agreement and the Guarantee has been duly qualified under the Trust Indenture Act and will conform in all material respects to the description thereof contained in the Prospectus.

               (xvi) The Company and the Subsidiaries have good and marketable title in fee simple to all real property and good title to all personal property owned by them and material to their business, in each case free and clear of all security interests, liens, mortgages, pledges, encumbrances, restrictions, claims, equities and other defects except such as are referred to in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or such as do not materially affect the value of such property in the aggregate and do not materially interfere with the use made or proposed to be made of such property; and all of the leases under which the Company or the Subsidiaries hold real or personal property are valid, existing and enforceable leases and in full force and effect with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real or personal property, and neither the Company nor any of the Subsidiaries is in default in any material respect of any of the terms or provisions of any leases.

               (xvii) KPMG Peat Marwick, LLP, who have certified certain of the consolidated financial statements of the Company and the Subsidiaries including the notes thereto, included or incorporated by reference in the Registration Statement and Prospectus, are independent public accountants with respect to the Company and the Subsidiaries, as required by the 1933 Act and the 1933 Act Regulations.

               (xviii) The consolidated financial statements including the notes thereto, included by incorporation or otherwise in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) with respect to the Company and the Subsidiaries comply in all material respects with the 1933 Act and the 1933 Act Regulations and present fairly the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and shareholders' equity of the Company and the Subsidiaries for the periods specified and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis. The selected and summary consolidated financial data concerning the Offerors and the Subsidiaries included in the Registration Statement and the Prospectus (or such Preliminary Prospectus) comply in all material respects with the 1933 Act and the 1933 Act Regulations, present fairly the information set forth therein, and have been compiled on a basis consistent with that of the consolidated financial statements of the Offerors and the Subsidiaries in the Registration Statement and the Prospectus (or such Preliminary Prospectus). The

         Company had an outstanding capitalization as set forth under "Capitalization" in the Prospectus as of the date indicated therein and there has been no material change therein since such date except as disclosed in the Prospectus. The other financial, statistical and numerical information included in the Registration Statement and the Prospectus (or such Preliminary Prospectus) comply in all material respects with the 1933 Act and the 1933 Act Regulations, present fairly the information shown therein, and to the extent applicable have been compiled on a basis consistent with the consolidated financial statements of the Company and the Subsidiaries included in the Registration Statement and the Prospectus (or such Preliminary Prospectus).

               (xix) Since the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), except as otherwise stated therein:

                    (A) neither of the Offerors nor any of the Subsidiaries have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree which is material to the condition (financial or otherwise), earnings, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis;

                    (B) there has not been any material adverse change in, or
               any development which is reasonably likely to have a material adverse effect on, the condition (financial or otherwise), earnings, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis, whether or not arising in the ordinary course of business;

                    (C) neither of the Offerors nor any of the Subsidiaries have incurred any liabilities or obligations, direct or contingent, or entered into any material transactions, other than in the ordinary course of business which is material to the condition (financial or otherwise), earnings, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis;

                    (D) neither of the Offerors have declared or paid any
               dividend, and neither of the Offerors nor any of the Subsidiaries have become delinquent in the payment of principal or interest on any outstanding borrowings; and

                    (E) there has not been any change in the capital stock,
               equity securities, long-term debt, obligations under capital leases or, other than in the ordinary course of business, short-term borrowings of the Offerors or the Subsidiaries.

               (xx) Except as set forth in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), no charge, investigation, action, suit or proceeding is pending or, to the knowledge of the Offerors, threatened, against or involving the property or assets of the Offerors or the Subsidiaries or any of their respective properties before or by any court or any regulatory, administrative or governmental official, commission, board, agency or other authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding could reasonably be expected to have a material adverse effect on the consummation of this Agreement or the transactions contemplated herein or the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis or which is required to be disclosed in the Registration Statement or the Prospectus (or such Preliminary Prospectus) and is not so disclosed.

               (xxi) There are no contracts or other documents required to be filed as exhibits to the Registration Statement by the 1933 Act or the 1933 Act Regulations or the Trust Indenture Act (or any rules or regulations thereunder) which have not been filed as exhibits or incorporated by reference to the Registration Statement, or that are required to be summarized in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) that are not so summarized.

               (xxii) Neither of the Offerors has taken, directly or indirectly, any action designed to result in or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Offerors to facilitate the sale or resale of the Designated Preferred Securities, and neither of the Offerors is aware of any such action taken or to be taken by any officer, director, trustee or 5% or more shareholder of the Offerors.

               (xxiii) The Offerors and the Subsidiaries own, or possess adequate rights to use, all patents, copyrights, trademarks, service marks, trade names and other rights necessary to conduct the businesses now conducted by them in all material respects or as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and neither the Offerors nor the Subsidiaries have received any notice of infringement or conflict with asserted rights of others with respect to any patents, copyrights, trademarks, service marks, trade names or other rights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis, and the Offerors do not know of any basis for any such infringement or conflict.

               (xxiv) Except as adequately disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), no labor dispute involving the Company or the Subsidiaries exists or, to the knowledge of the Offerors, is imminent which might be expected to have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis or which is required to be disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). Neither the Company nor any of the Subsidiaries have received notice of any existing or threatened labor dispute by the employees of any of its principal suppliers, customers or contractors which might be expected to have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis.

               (xxv) The Offerors and the Subsidiaries have properly prepared and timely filed all necessary federal, state, local and foreign tax returns which are required to be filed and have paid all taxes shown as due thereon and have paid all other taxes and assessments to the extent that the same shall have become due, except such as are being contested in good faith or where the failure to so timely and properly prepare and file would not have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis. The Offerors have no knowledge of any tax deficiency which has been or might be assessed against the Offerors or the Subsidiaries which, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis.

               (xxvi) Each of the material contracts, agreements and instruments described or referred to in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and each contract, agreement and instrument filed as an exhibit to the Registration Statement is in full force and effect and is the legal, valid and binding agreement of the Offerors or the Subsidiaries, enforceable in accordance with its terms, except as the enforcement thereof may be limited by general principles of equity and by bankruptcy or other laws relating to or affecting creditors' rights generally. Except as disclosed in the Prospectus (or such Preliminary Prospectus), to the knowledge of the Offerors, no other party to any such agreement is (with or without notice or lapse of time or both) in breach or default in any material respect thereunder.

               (xxvii) No relationship, direct or indirect, exists between or among the Offerors or the Subsidiaries, on the one hand, and the directors, officers, trustees, shareholders, customers or suppliers of the Offerors or the Subsidiaries, on the other hand, which is required to be described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) which is not adequately described therein.

               (xxviii) No person has the right to request or require the Offerors or the Subsidiaries to register any securities for offering and sale under the 1933 Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Designated Preferred Securities except as adequately disclosed in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

               (xxix) The Designated Preferred Securities have been approved for quotation on the Nasdaq National Market subject to official notice of issuance.

               (xxx) Except as described (or referred to) in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no contractual encumbrances or restrictions or material legal restrictions, on the ability of the Subsidiaries (A) to pay dividends or make any other distributions on its capital stock or to pay any indebtedness owed to the Offerors, (B) to make any loans or advances to, or investments in, the Offerors or (C) to transfer any of its property or assets to the Offerors.

               (xxxi) Neither of the Offerors is an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

               (xxxii) The Offerors have not distributed and will not distribute prior to the Closing Date any prospectus in connection with the Offering, other than a Preliminary Prospectus, the Prospectus, the Registration Statement and the other materials permitted by the 1933 Act and the 1933 Act Regulations and reviewed by the Underwriter.

               (xxxiii) The Company and each Subsidiary have in place and effective such policies of insurance, with limits of liability in such amounts, as are normal and prudent in the ordinary scope of business similar to that of the Company and such Subsidiary in the respective jurisdiction in which they conduct business.

               (xxxiv) The provisions of any employee pension benefit plan ("Pension Plan") as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), in which the Company or any Subsidiary is a participating employer are in substantial compliance with ERISA, and neither the Company nor any Subsidiary is in violation of ERISA. The Company, each Subsidiary, or the plan sponsor thereof, as the case may be, has duly and timely filed the reports required to be filed by ERISA in connection with the maintenance of any Pension Plans in which the Company or any Subsidiary is a participating employer, and no facts, including any "reportable event" as defined by ERISA and the regulations thereunder, exist in connection with any Pension Plan in which the Company or any Subsidiary is a participating employer which might constitute grounds for the termination of such plan by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate U.S. District Court of a trustee to administer any such plan. The provisions of any employee benefit welfare plan, as defined in Section 3(1) of ERISA, in which the Company or any Subsidiary is a participating employer, are in substantial compliance with ERISA, and the Company, any Subsidiary, or the plan sponsor thereof, as the case may be, has duly and timely filed the reports required to be filed by ERISA in connection with the maintenance of any such plans.

         3. Offering by the Underwriter. After the Registration Statement becomes effective or, if the Registration Statement is already effective, after this Agreement becomes effective, the Underwriter proposes to offer the Firm Preferred Securities for sale to the public upon the terms and conditions set forth in the Prospectus. Because the NASD is expected to view the Preferred Securities as interests in a direct participation program, the offering of the Preferred Securities is being made in compliance with the applicable provisions of Rule 2810 of the NASD's Conduct Rules. The Underwriter may from time to time thereafter reduce the public offering price and change the other selling terms, provided the proceeds to the Trust shall not be reduced as a result of such reduction or change.

         The Underwriter may reserve and sell such of the Designated Preferred Securities purchased by the Underwriter as the Underwriter may elect to dealers chosen by it (the "Selected Dealers") at the public offering price set forth in the Prospectus less the applicable Selected Dealers' concessions set forth therein, for re-offering by Selected Dealers to the public at the public offering price. The Underwriter may allow, and Selected Dealers may re-allow, a concession set forth in the Prospectus to certain other brokers and dealers.

         4. Certain Covenants of the Offerors. The Offerors jointly and severally covenant with the Underwriter as follows:

         (a) The Offerors shall use their best efforts to cause the Registration Statement and any amendments thereto, if not effective at the time of execution of this Agreement, to become effective as promptly as possible. If the Registration Statement has become or becomes effective pursuant to Rule 430A and information has been omitted therefrom in reliance on Rule 430A, then, the Offerors will prepare and file in accordance with Rule 430A and Rule 424(b) copies of the Prospectus or, if required by Rule 430A, a post-effective amendment to the Registration Statement (including the Prospectus) containing all information so omitted and will provide evidence satisfactory to the Underwriter of such timely filing.

         (b) The Offerors shall notify you immediately, and confirm such notice in writing:

               (i) when the Registration Statement, or any post-effective amendment to the Registration Statement, has become effective, or when the Prospectus or any supplement to the Prospectus or any amended Prospectus has been filed;

               (ii) of the receipt of any comments or requests from the Commission;

               (iii) of any request of the Commission to amend or supplement the Registration Statement, any Preliminary Prospectus or the Prospectus or for additional information; and

               (iv) of the issuance by the Commission or any state or other regulatory body of any stop order or other order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or suspending the qualification of any of the Designated Preferred Securities for offering or sale in any jurisdiction or the institution or threat of institution of any proceedings for any of such purposes. The Offerors shall use their best efforts to prevent the issuance of any such stop order or of any other such order and if any such order is issued, to cause such order to be withdrawn or lifted as soon as possible.

         (c) The Offerors shall furnish to the Underwriter, from time to time without charge, as soon as available, as many copies as the Underwriter may reasonably request of (i) the registration statement as originally filed and of all amendments thereto, in executed form, including exhibits, whether filed before or after the Registration Statement becomes effective, (ii) all exhibits and documents incorporated therein or filed therewith, (iii) all consents and certificates of experts in executed form, (iv) each Preliminary Prospectus and all amendments and supplements thereto, and (v) the Prospectus, and all amendments and supplements thereto.

         (d) During the time when a prospectus is required to be delivered under the 1933 Act, the Offerors shall comply to the best of their ability with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Designated Preferred Securities as contemplated herein and in the Trust Agreement and the Prospectus. The Offerors shall not file any amendment to the registration statement as originally filed or to the Registration Statement and shall not file any amendment thereto or make any amendment or supplement to any Preliminary Prospectus or to the Prospectus of which you shall not previously have been advised in writing and provided a copy a reasonable time prior to the proposed filings thereof or to which you or counsel to the Underwriter shall object. If it is necessary, in the Company's reasonable opinion or in the reasonable opinion of the Company's counsel to amend or supplement the Registration Statement or the Prospectus in connection with the distribution of the Designated Preferred Securities, the Offerors shall forthwith amend or supplement the Registration Statement or the Prospectus, as the case may be, by preparing and filing with the Commission (provided you or counsel to the Underwriter does not reasonably object), and furnishing to you, such number of copies as you may reasonably request of an amendment or amendments of, or a supplement or supplements to, the Registration Statement or the Prospectus, as the case may be (in form and substance reasonably satisfactory to you and counsel to the Underwriter). If any event shall occur as a result of which it is necessary to amend or supplement the Prospectus to correct an untrue statement of a material fact or to include a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if for any reason it is necessary at any time to amend or supplement the Prospectus to comply with the 1933 Act and the 1933 Act Regulations, the Offerors shall, subject to the second sentence of this subsection (d), forthwith amend or supplement the Prospectus by preparing and filing with the Commission, and furnishing to you, such number of copies as you may reasonably request of an amendment or amendments of, or a supplement or supplements to, the Prospectus (in form and substance satisfactory to you and counsel to the Underwriter) so that, as so amended or supplemented, the Prospectus shall not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (e) The Offerors shall cooperate with you and counsel to the Underwriter in order to qualify the Designated Preferred Securities for offering and sale under the securities or blue sky laws of such jurisdictions as you may reasonably request and shall continue such qualifications in effect so long as may be advisable for distribution of the Designated Preferred Securities; provided, however, that the Offerors shall not be required to qualify to do business as a foreign corporation or file a general consent to service of process in any jurisdiction in connection with the foregoing (except with respect to the offering and sale of the Designated Preferred Securities). The Offerors shall file such statements and reports as may be required by the laws of each jurisdiction in which the Designated Preferred Securities have been qualified as above. The Offerors will notify you immediately of, and confirm in writing, the suspension of qualification of the Designated Preferred Securities or threat thereof in any jurisdiction.

         (f) The Offerors shall make generally available to their security holders in the manner contemplated by Rule 158 of the 1933 Act Regulations, and furnish to you, as soon as practicable, but in any event not later than 15 months after the Effective Date, a consolidated earnings statement of the Offerors conforming with the requirements of Section 11(a) of the 1933 Act and Rule 158.

         (g) The Offerors shall use the proceeds from the sale of the Designated Preferred Securities to be sold by the Trust hereunder in the manner specified in the Prospectus under the caption "Use of Proceeds."

         (h) For five years from the Effective Date, the Offerors shall furnish to the Underwriter copies of all reports and communications (financial or otherwise) furnished by the Offerors to the holders of the Designated Preferred Securities as a class, copies of all reports and financial statements filed with or furnished to the Commission (other than portions for which confidential treatment has been obtained from the Commission) or with any national securities exchange or the Nasdaq National Market and such other documents, reports and information concerning the business and financial conditions of the Offerors as the Underwriter may reasonably request, other than such documents, reports and information which the Offerors have a legal obligation not to reveal to the Underwriter.

              (i) For a period of 180 days from the Effective Date, the Offerors shall not, directly or indirectly, offer for sale, sell or agree to sell or otherwise dispose of any Designated Preferred Securities other than pursuant to this Agreement, any other beneficial interests in the assets of the Trust or any securities of the Trust or the Company that are substantially similar to the Designated Preferred Securities or the Debentures, including any guarantee of such beneficial interests or substantially similar securities, or securities convertible into or exchangeable for or that represent the right to receive any such beneficial interest or substantially similar securities, without the prior written consent of the Underwriter.

         (j) The Offerors shall use their best efforts to cause the Designated Preferred Securities to become quoted on the Nasdaq National Market, or in lieu thereof a national securities exchange, and to remain so quoted for at least five years from the Effective Date or for such shorter period as may be specified in a written consent of the Underwriter, provided this shall not prevent the Company from redeeming the Designated Preferred Securities pursuant to the terms of the Trust Agreement. If the Designated Preferred Securities are exchanged for Debentures, the Company will use its best efforts to have the Debentures promptly listed on the Nasdaq National Market or other organization on which the Designated Preferred Securities are then listed, and to have the Debentures promptly registered under the Exchange Act.

         (k) Subsequent to the date of this Agreement and through the date which is the later of (i) the day following the date on which the Underwriter's option to purchase the Option Preferred Securities shall expire or (ii) the day following the Option Closing Date with respect to any Option Preferred Securities that the Underwriter shall elect to purchase, except as described in or contemplated by the Prospectus, neither the Offerors nor any of the Subsidiaries shall take any action (or refrain from taking any action) which will result in the Offerors or the Subsidiaries incurring any material liability or obligation, direct or contingent, or enter into any material transaction, except in the ordinary course of business, and there will not be any material change in the capital stock, or any material increase in long-term debt, obligations under capital leases or short-term borrowings of the Offerors and the Subsidiaries on a consolidated basis.

         (l) The Offerors shall not, for a period of 180 days after the date hereof, without the prior written consent of the Underwriter, purchase, redeem or call for redemption, or prepay or give notice of prepayment (or announce any redemption or call for redemption, or any repayment or notice of prepayment) of any of the Preferred Securities.

         (m) The Offerors shall not take, directly or indirectly, any action designed to result in or which has constituted or which might reasonably be expected to cause or result in a violation of the Commission's Regulation M and the Offerors are not aware of any such action taken or to be taken by any affiliate of the Offerors.

         (n) Prior to the Closing Date (and, if applicable, the Option Closing
Date), the Offerors will not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Offerors, the Subsidiaries or the offering of the Designated Preferred Securities (the "Offering") without your prior written consent.

         (o) The Offerors will use their best efforts to satisfy or cause to be satisfied the conditions to the obligations of the Underwriter in Section 6 hereof.

         (p) The Trust shall comply in all respects with the undertakings given by the Trust in connection with the qualification or registration of the Designated Preferred Securities for offering and sale under the Blue Sky Laws.

         5. Payment of Expenses. Whether or not this Agreement is terminated or the sale of the Designated Preferred Securities to the Underwriter is consummated, the Company covenants and agrees that it will pay or cause to be paid (directly or by reimbursement) all costs and expenses incident to the performance of the obligations of the Offerors under this Agreement, including:

               (a) the preparation, printing, filing, delivery and shipping of the initial registration statement, the Preliminary Prospectus or Prospectuses, the Registration Statement and the Prospectus and any amendments or supplements thereto, and the printing, delivery and shipping of this Agreement and any other underwriting documents (including, without limitation, selected dealers agreements), the certificates for the Designated Preferred Securities and the Preliminary and Final Blue Sky Memoranda and any legal investment surveys and any supplements thereto;

               (b) all fees, expenses and disbursements of the Offerors' counsel and accountants;

               (c) all fees and expenses incurred in connection with the qualification of the Designated Preferred Securities, Debentures and the Guarantee under the securities or blue sky laws of such jurisdictions as you may request, including all filing fees and reasonable fees and disbursements of counsel to the Underwriter in connection therewith, including, without limitation, in connection with the preparation of the Preliminary and Final Blue Sky Memoranda and any legal investment surveys and any supplements thereto;

               (d) all fees and expenses incurred in connection with filings made with the NASD;

               (e) any applicable fees and other expenses incurred in connection with the listing of the Designated Preferred Securities and, if applicable, the Guarantee and the Debentures on the Nasdaq National Market;

               (f) the cost of furnishing to you copies of the initial registration statements, any Preliminary Prospectus, the Registration Statement and the Prospectus and all amendments or supplements thereto;

               (g) the costs and charges of any transfer agent or registrar and the fees and disbursements of counsel to any transfer agent or registrar;

               (h) all costs and expenses (including stock transfer taxes) incurred in connection with the issuance and delivery of the Designated Preferred Securities to the Underwriter;

               (i) all expenses incident to the preparation, execution and delivery of the Trust Agreement, the Indenture and the Guarantee; and

               (j) all other costs and expenses incident to the performance of the obligations of the Company hereunder and under the Trust Agreement that are not otherwise specifically provided for in this Section 5.

               If the sale of Designated Preferred Securities contemplated by this Agreement is not completed for any reason whatsoever, whether or not such termination is allowable hereunder, the Company will pay you your accountable out-of-pocket expenses in connection herewith or in contemplation of the performance of your obligations hereunder, including without limitation travel expenses, reasonable fees, expenses and disbursements of counsel or other out-of-pocket expenses incurred by you in connection with any discussion of the Offering or the contents of the Registration Statement, any investigation of the Offerors and the Subsidiaries, or any preparation for the marketing, purchase, sale or delivery of the Designated Preferred Securities, in each case following presentation of reasonably detailed invoices therefor.

         6. Conditions of the Underwriter's Obligations. The obligations of the Underwriter to purchase and pay for the Firm Preferred Securities and, following exercise of the option granted by the Offerors in Section 1 of this Agreement, the Option Preferred Securities, are subject, in your sole discretion, to the accuracy of and compliance with the representations and warranties and agreements of the Offerors herein as of the date hereof and as of the Closing Date (or in the case of the Option Preferred Securities, if any, as of the Option Closing Date), to the accuracy of the written statements of the Offerors made pursuant to the provisions hereof, to the performance by the Offerors of their covenants and obligations hereunder and to the following additional conditions:

               (a) If the Registration Statement or any amendment thereto filed prior to the Closing Date has not been declared effective prior to the time of execution hereof, the Registration Statement shall become effective not later than 11:00 a.m., New York time, on the first business day following the time of execution of this Agreement, or at such later time and date as you may agree to in writing. If required, the Prospectus and any amendment or supplement thereto shall have been timely filed in accordance with Rule 424(b) and Rule 430A under the 1933 Act and Section 4(a) hereof. No stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto shall have been issued under the 1933 Act or any applicable state securities laws and no proceedings for that purpose shall have been instituted or shall be pending, or, to the knowledge of the Offerors or the Underwriter, shall be contemplated by the Commission or any state authority. Any request on the part of the Commission or any state authority for additional information (to be included in the Registration Statement or Prospectus or otherwise) shall have been disclosed to you and complied with to your satisfaction and to the satisfaction of your counsel.

               (b) The Underwriter shall not have advised the Company at or before the Closing Date (and, if applicable, the Option Closing Date) that the Registration Statement or any post-effective amendment thereto, or the

Prospectus or any amendment or supplement thereto, contains an untrue statement of a fact which, in your opinion, is material or omits to state a fact which, in your opinion, is material and is required to be stated therein or is necessary to make statements therein (in the case of the Prospectus or any amendment or supplement thereto, in light of the circumstances under which they were made) not misleading.

               (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Trust Agreement, and the Designated Preferred Securities, and the authorization and form of the Registration Statement and Prospectus, other than financial statements and other financial data, and all other legal matters relating to this Agreement and the transactions contemplated hereby or by the Trust Agreement shall be reasonably satisfactory in all respects to counsel to the Underwriter, and the Offerors and the Subsidiaries shall have furnished to such counsel all documents and information relating thereto that they may reasonably request to enable them to pass upon such matters.

               (d) Stradley, Ronon, Stevens & Young, LLP, counsel to the Offerors, shall have furnished to you their signed opinion, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance reasonably satisfactory to counsel to the Underwriter, to the effect that:

                    (i) The Company has been duly incorporated and is validly
               existing and in good standing under the laws of the State of New Jersey, and is duly registered as a bank holding company under the BHC Act. Each of the Subsidiaries is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation. Each of the Company and the Subsidiaries has full corporate power and authority to own or lease its properties and to conduct its business as such business is described in the Prospectus and is currently conducted in all material respects. The Company and each Subsidiary are qualified to do business as foreign corporations under the corporation laws of each jurisdiction in which the Company or such Subsidiary, as the case may be, owns or leases properties, has an office, or in which business is conducted and such qualification is required. All outstanding shares of capital stock of the Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable except to the extent such shares may be deemed assessable under 12 U.S.C. Section 55 and, to the best of such counsel's knowledge, except as disclosed in the Prospectus, there are no outstanding rights, options or warrants to purchase any such shares or securities convertible into or exchangeable for any such shares.

                    (ii) The capital stock, Debentures and Guarantee of the
               Company and the equity securities of the Trust conform to the description thereof contained in the Prospectus in all material respects. The capital stock of the Company authorized and issued as of June 30, 1997 is as set forth under the caption "Capitalization" in the Prospectus, has been duly authorized and validly issued, and is fully paid and nonassessable. To the best of such counsel's knowledge, there are no outstanding rights, options or warrants to purchase, no other outstanding securities convertible into or exchangeable for, and no commitments, plans or arrangements to issue, any shares of capital stock of the Company or equity securities of the Trust, except as described in the Prospectus.

                    (iii) The issuance, sale and delivery of the Designated
               Preferred Securities and Debentures in accordance with the terms and conditions of this Agreement and the Indenture have been duly authorized by all necessary actions of the Offerors. All of the Designated Preferred Securities have been duly and validly authorized and, when delivered in accordance with this Agreement will be duly and validly issued, fully paid and nonassessable, and will conform in all material respects to the description thereof in the Registration Statement, the Prospectus and the Trust Agreement. The Designated Preferred Securities have been approved for quotation on the Nasdaq National Market subject to official notice of issuance. There are no preemptive or other rights to subscribe for or to purchase, and other than as disclosed in the Prospectus no restrictions upon the voting or transfer of, any shares of capital stock or equity securities of the Offerors or the Subsidiaries pursuant to the corporate charter, by-laws or other governing documents (including without limitation, the Trust Agreement) of the Offerors or the Subsidiaries, or, to the best of such counsel's knowledge, any agreement or other instrument to which either Offeror or any of the Subsidiaries is a party or by which either Offeror or any of the Subsidiaries may be bound.

                    (iv) The Offerors have all requisite corporate and trust
               power to enter into and perform their obligations under this Agreement, and this Agreement has been duly and validly authorized, executed and delivered by the Offerors and constitutes the legal, valid and binding obligations of the Offerors enforceable in accordance with its terms, except as the enforcement hereof or thereof may be limited by general principles of equity and by bankruptcy or other laws relating to or affecting creditors' rights generally, and except as the indemnification and contribution provisions hereof may be limited under applicable laws and certain remedies may not be available in the case of a non-material breach.

                    (v) Each of the Indenture, the Trust Agreement and the
               Guarantee has been duly qualified under the Trust Indenture Act, has been duly authorized, executed and delivered by the Company, and is a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.

                    (vi) The Debentures have been duly authorized, executed,
               authenticated and delivered by the Company, are entitled to the benefits of the Indenture and are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.

                    (vii) The Expense Agreement has been duly authorized,
               executed and delivered by the Company, and is a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.

                    (viii) To the best of such counsel's knowledge, neither of the Offerors nor any of the Subsidiaries is in breach or violation of, or default under, with or without notice or lapse of time or both, its corporate charter, by-laws or governing document (including without limitation, the Trust Agreement). The execution, delivery and performance of this Agreement, the Trust Agreement, the Guarantee Agreement, the Expense Agreement and the Indenture, the issue and sale of the Designated Preferred Securities and the Debentures, the compliance by the Company with the provisions of the Designated Preferred Securities, the Debentures, the Indenture and this Agreement and the consummation of the transactions contemplated by this Agreement and the Trust Agreement do not and will not conflict with, result in the creation or imposition of any material lien, claim, charge, encumbrance or restriction upon any property or assets of the Offerors or the Subsidiaries or the Designated Preferred Securities pursuant to, or constitute a material breach or violation of, or constitute a material default under, with or without notice or lapse of time or both, any of the terms, provisions or conditions of the charter, by-laws or governing document (including without limitation, the Trust Agreement) of the Offerors or the Subsidiaries, or to the best of such counsel's knowledge, any material contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license or any other agreement or instrument to which either Offeror or the Subsidiaries is a party or any order, decree, judgment, franchise, license, Permit, rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality known to such counsel having jurisdiction over the Offerors or the Subsidiaries which, in each case, is material to the Offerors and the Subsidiaries on a consolidated basis. No authorization, approval, consent or order of, or filing, registration or qualification with, any person (including, without limitation, any court, governmental body or authority) is required under New Jersey law in connection with the transactions contemplated by this Agreement in connection with the purchase and distribution of the Designated Preferred Securities by the Underwriter, except such as may be required under state securities laws or Interpretations or Rules of the NASD in connection with the purchase and distribution of the Designated Preferred Securities by the Underwriter, as to which no opinion need be rendered.

                    (ix) To the best of such counsel's knowledge, holders of
               securities of the Offerors either do not have any right that, if exercised, would require the Offerors to cause such securities to be included in the Registration Statement or have waived such right. To the best of such counsel's knowledge, neither the Offerors nor any of the Subsidiaries is a party to any agreement or other instrument which grants rights for or relating to the registration of any securities of the Offerors.

                    (x) Except as set forth in the Registration Statement and
               the Prospectus, to the best of such counsel's knowledge, (i) no action, suit or proceeding at law or in equity is pending or threatened in writing to which the Offerors or the Subsidiaries is or may be a party, and (ii) no action, suit or proceeding is pending or threatened in writing against or affecting the Offerors or the Subsidiaries or any of their properties, before or by any court or governmental official, commission, board or other administrative agency, authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding could reasonably be expected to have a material adverse effect on the consummation of this Agreement or the issuance and sale of the Designated Preferred Securities as contemplated herein or the condition (financial or otherwise), earnings, affairs, business, or results of operations of the Offerors and the Subsidiaries on a consolidated basis or which is required to be disclosed in the Registration Statement or the Prospectus and is not so disclosed.

                    (xi) No authorization, approval, consent or order of or
               filing, registration or qualification with, any person (including, without limitation, any court, governmental body or authority) is required in connection with the transactions contemplated by this Agreement, the Trust Agreement, the Guarantee Agreement, the Expense Agreement, the Indenture, the Registration Statement and the Prospectus, except such as have been obtained under the 1933 Act, and except such as may be required under state securities laws or Interpretations or Rules of the NASD in connection with the purchase and distribution of the Designated Preferred Securities by the Underwriter, as to which no opinion need be rendered.

                    (xii) The Registration Statement and the Prospectus and any
               amendments or supplements thereto (other than the financial statements or other financial or statistical data included therein or omitted therefrom and Underwriter's Information, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations as of their respective dates of effectiveness and in each case at the Closing Date or any Option Closing Date.

                    (xiii) To the best of such counsel's knowledge, there are no contracts, agreements, leases or other documents of a character required to be disclosed in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not so disclosed or filed.

                    (xiv) The statements under the captions, "Description of
               Preferred Securities", "Description of the Subordinated Debentures", "Description of the Guarantee", "Expense Agreement", "Relationship Among the Preferred Securities, Subordinated Debentures and the Guarantee", "Certain Federal Income Tax Consequences", and "Certain ERISA Considerations" in the Prospectus (or incorporated therein by reference), insofar as such statements constitute a summary of legal and regulatory matters, documents, instruments or proceedings referred to therein are accurate in all material respects, other than financial and statistical data as to which said counsel expresses no opinion or belief.

                    (xv) Such counsel has been advised by the staff of the
               Commission that the Registration Statement has become effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made within the time period required by Rule 424(b); to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for a stop order are pending or threatened by the Commission.

                    (xvi) Except as set forth (or referred to) in the
               Prospectus, to the best of such counsel's knowledge, there are no contractual encumbrances or restrictions, or material legal restrictions on the ability of the Subsidiaries (A) to pay dividends or make any other distributions on its capital stock or to pay indebtedness owed to the Offerors, (B) to make any loans or advances to, or investments in, the Offerors or (C) to transfer any of its property or assets to the Offerors.

                    (xvii) To the best of such counsel's knowledge, the business and operations of the Offerors and the Subsidiaries comply in all material respects with all statutes, ordinances, laws, rules and regulations applicable thereto which are material to the Offerors and the Subsidiaries on a consolidated basis, except in those instances where non-compliance would not materially impair the ability of the Offerors and the Subsidiaries to conduct their business.

                    (xviii) The Trust is not an "investment company" or an
               entity "controlled" by an "investment company," as such terms are defined in Investment Company Act of 1940, as amended.

                    (xix) The statements of law or legal conclusions and
               opinions set forth in the Registration Statement under the caption "Certain Federal Income Tax Consequences," subject to the assumptions and conditions described therein, constitute such counsel's opinion.

         In giving the above opinion, such counsel may state that, insofar as such opinion involves factual matters, they have relied upon certificates of officers of the Offerors including, without limitation, certificates as to the identity of any and all material contracts, indentures, mortgages, deeds of trust, loans or credit agreements, notes, leases, franchises, licenses or other agreements or instruments, and all material permits, easements, consents, licenses, franchises and government regulatory authorizations, for purposes of paragraphs (viii), (xiii) and (xvii) hereof and certificates of public officials.

         Such counsel shall also confirm that, in connection with the preparation of the Registration Statement and Prospectus, such counsel has participated in conferences with officers and representatives of the Offerors and with their independent public accountants and with you and your counsel, at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed in detail the contents of the Registration Statement and Prospectus and such counsel has no reason to believe (A) that the Registration Statement or any amendment thereto (except for the financial statements and related schedules and statistical data included therein or omitted therefrom or Underwriter's Information, as to which such counsel need express no opinion), at the time the Registration Statement or any such amendment became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (B) that the Prospectus or any amendment or supplement thereto (except for the financial statements and related schedules and statistical data included therein or omitted therefrom or Underwriter's Information, as to which such counsel need express no opinion), at the time the Registration Statement became effective (or, if the term "Prospectus" refers to the prospectus first filed pursuant to Rule 424(b) of the 1933 Act Regulations, at the time the Prospectus was issued), at the time any such amended or supplemented Prospectus was issued, at the Closing Date and, if applicable, the Option Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (C) that there is any amendment to the Registration Statement required to be filed that has not already been filed.

               (e) Stradley, Ronon, Stevens & Young, LLP, as Delaware counsel to the Offerors, shall have furnished to you their signed opinion, dated as of Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to counsel to the Underwriter, to the effect that:

                    (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, 12 Del. C. ss.ss. 3801 et seq. (the "Delaware Act"), with the business trust power and authority to (a) own its property and conduct its business as described in the Prospectus,
               (b) execute and deliver, and perform its obligations under, this Agreement, and (c) issue and perform its obligations under the Preferred Securities. All filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made.

                    (ii) The Trust Agreement constitutes a legal, valid and
               binding obligation of the Company and the trustees of the Trust in accordance with its terms, except to the extent that enforcement thereof may be limited by (a) bankruptcy, insolvency, receivership, liquidation, fraudulent conveyance, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and remedies, (b) general principles of equity (regardless of whether considered and applied in a proceeding in equity or at law), and (c) considerations of public policy and the effect of applicable law relating to fiduciary duties.

                    (iii) Under the Trust Agreement and the Delaware Act, all
               necessary trust action has been taken on the part of the Trust to duly authorize the execution and delivery of this Agreement by the Trust and the performance of its obligations hereunder.

                    (iv) The Preferred Securities have been duly authorized for issuance by the Trust Agreement and, when issued and delivered in accordance with the terms of the Trust Agreement and this Agreement and as described in the Prospectus, will be validly issued and (subject to the terms of the Trust Agreement) fully paid and non-assessable undivided beneficial interests in the assets of the Trust. The holders of the Preferred Securities will be entitled to the benefits of the Trust Agreement (subject to the limitations set forth in paragraph (ii) above) and will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the Delaware General Corporation Law. Such opinion may note that the holders of the Preferred Securities may be required to make payment or provide indemnity or security as set forth in the Trust Agreement.

                    (v) Under the Trust Agreement and the Delaware Act, the
               issuance of the Preferred Securities is not subject to preemptive rights.

                    (vi) The issuance and sale by the Trust of the Preferred
               Securities and the Common Securities, the purchase by the Trust of the Debentures, the execution, delivery and performance by the Trust of this Agreement, and the consummation by the Trust of the transactions contemplated by this Agreement will not (a) to our knowledge constitute a violation of or default under any indenture, mortgage, deed of trust, loan agreement or other agreement that is set forth on Annex A to such opinion; (b) violate any of the provisions of the Certificate of Trust or the Trust Agreement or (c) violate any applicable Delaware law or administrative regulation.

                    (vii) The issuance, sale and delivery of the Debentures, the execution, delivery and performance by the Company of this Agreement, and the consummation by the Company of the transactions contemplated by this Agreement will not violate any applicable Delaware law or administrative regulation.

                    (viii) Assuming that the Trust derives no income from or
               connected with services provided within the State of Delaware and has no assets, activities (other than having a Delaware trustee as required by the Delaware Act and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Delaware court or Delaware governmental authority or agency (other than as may be required under the securities or blue sky laws of the State of Delaware as to which such counsel may express no opinion) is necessary or required to be obtained by the Trust solely in connection with the due authorization, execution and delivery of this Agreement by the Trust or the offering, issuance, sale or delivery of the Preferred Securities by the Trust in accordance with the Trust Agreement and the Prospectus.

                    (ix) To such counsel's knowledge, there are no actions,
               suits or proceedings pending or judgments outstanding against the Trust in any court or agency or instrumentality of the United States of America that relate to or place or may place in question the validity or enforceability of this Agreement or the issuance and sale of the Preferred Securities and the Common Securities by the Trust or the purchase of the Debentures by the Trust.

                    (x) The Common Securities have been duly authorized by the
               Trust Agreement and are duly and validly issued undivided beneficial interests in the assets of the Trust and are entitled to the benefits of the Trust Agreement.

         Such opinion may state that it is limited to the laws of the State of Delaware and that the opinion expressed in paragraph (ii) above is subject to the effect upon the Trust Agreement of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

         (f) Richards, Layton & Finger, counsel to Wilmington Trust Company (the "Trust Company") shall have furnished to you their signed opinion, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance reasonably satisfactory to counsel to the Underwriter, to the effect that:

                    (i) The Trust Company is duly incorporated and is validly
               existing in good standing as a banking corporation with trust powers under the laws of the State of Delaware.

                    (ii) The Trust Company, as Indenture Trustee, has the
               requisite power and authority to execute, deliver and perform its obligations under the Indenture, and has taken all necessary corporate action to authorize the execution, delivery and performance by it of the Indenture.

                    (iii) The Trust Company, as Guarantee Trustee, has the
               requisite power and authority to execute, deliver and perform its obligations under the Guarantee Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance by it of the Guarantee Agreement.

                    (iv) The Trust Company, as Property Trustee, has the
               requisite power and authority to execute and deliver the Trust Agreement, and has taken all necessary corporate action to authorize the execution and delivery of the Trust Agreement.

                    (v) Each of the Indenture and the Guarantee Agreement has
               been duly executed and delivered by the Trust Company, as Indenture Trustee and Guarantee Trustee, respectively, and constitutes a legal, valid and binding obligation of the Indenture Trustee and the Guarantee Trustee, respectively, enforceable against the Indenture Trustee and the Guarantee Trustee, respectively in accordance with its respective terms, except that certain payment obligations may be enforceable solely against the assets of the Trust and except that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation, fraudulent conveyance and transfer of other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or at law), and by the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

                    (vi) The Debentures delivered on the date hereof have been duly authenticated by the Trust Company, as Indenture Trustee, in accordance with the terms of the Indenture.

               (g) Malizia, Spidi, Sloane & Fisch, P.C., counsel to the Underwriter, shall have furnished you their signed opinion, dated the Closing Date or the Option Closing Date, as the case may be, with respect to the sufficiency of all corporate procedures and other legal matters relating to this Agreement, the validity of the Designated Preferred Securities, the Registration Statement, the Prospectus and such other related matters as you may reasonably request and there shall have been furnished to such counsel such documents and other information as they may request to enable them to pass on such matters. In giving such opinion, Malizia, Spidi, Sloane & Fisch, P.C. may rely as to matters of fact upon statements and certifications of officers of the Offerors and of other appropriate persons and may rely as to matters of law, other than law of the United States, and upon the opinions of Stradley, Ronon, Stevens & Young, LLP described herein.

               (h) On the date of this Agreement and on the Closing Date (and, if applicable, any Option Closing Date), the Underwriter shall have received from KPMG Peat Marwick, LLP a letter, dated the date of this Agreement and the Closing Date (and, if applicable, the Option Closing Date), respectively, in form and substance satisfactory to the Underwriter, confirming that they are independent public accountants with respect to Company, within the meaning of the 1933 Act and the 1933 Act Regulations, and stating in effect that:

                    (i) In their opinion, the consolidated financial statements of the Company audited by them and included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations.

                    (ii) On the basis of the procedures specified by the
               American Institute of Certified Public Accountants as described in SAS No. 71, "Interim Financial Information", inquiries of officials of the Company responsible for financial and accounting matters, and such other inquiries and procedures as may be specified in such letter, which procedures do not constitute an audit in accordance with U.S. generally accepted auditing standards, nothing came to their attention that caused them to believe that, if applicable, the unaudited interim consolidated financial statements of the Company included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and 1933 Act Regulations or are not in conformity with U.S. generally accepted accounting principles applied on a basis substantially consistent, except as noted in the Registration Statement, with the basis for the audited consolidated financial statements of the Company included in the Registration Statement.

                    (iii) On the basis of limited procedures, not constituting an audit in accordance with U.S. generally accepted auditing standards, consisting of a reading of the unaudited interim financial statements and other information referred to below, a reading of the latest available unaudited condensed consolidated financial statements of the Company, inspection of the minute books of the Company since the date of the latest audited financial statements of the Company included in the Registration Statement, inquiries of officials of the Company responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                         (A) as of a specified date not more than five days
                    prior to the date of such letter, there have been any changes in the consolidated capital stock of the Company, any increase in the consolidated debt of the Company, any decreases in consolidated total assets or shareholders equity of the Company, or any changes, decreases or increases in other items specified by the Underwriters, in each case as compared with amounts shown in the latest unaudited interim consolidated statement of financial condition of the Company included in the Registration Statement except in each case for changes, increases or decreases which the Registration Statement specifically discloses, have occurred or may occur or which are described in such letter; and

                         (B) for the period from the date of the latest
                    unaudited interim consolidated financial statements included in the Registration Statement to the specified date referred to in Clause (iii)(A), there were any decreases in the consolidated interest income, net interest income, or net income of the Company or in the per share amount of net income of the Company, or any changes, decreases or increases in any other items specified by the Underwriter, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Underwriter, except in each case for increases or decreases which the Registration Statement discloses have occurred or may occur, or which are described in such letter.

                    (iv) In addition to the audit referred to in their report
               included in the Registration Statement and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (ii) and (iii) above, they have carried out certain specified procedures, not constituting an audit in accordance with U.S. generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Underwriter which are derived from the general accounting records and consolidated financial statements of the Company which appear in the Registration Statement specified by the Underwriter in the Registration Statement, and have compared such amounts, percentages and financial information with the accounting records and the material derived from such records and consolidated financial statements of the Company have found them to be in agreement.

               In the event that the letters to be delivered referred to above set forth any such changes, decreases or increases as specified in Clauses
(iii)(A) or (iii)(B) above, or any exceptions from such agreement specified in Clause (iv) above, it shall be a further condition to the obligations of the Underwriter that the Underwriter shall have determined, after discussions with officers of the Company responsible for financial and accounting matters, that such changes, decreases, increases or exceptions as are set forth in such letters do not (x) reflect a material adverse change in the items specified in Clause (iii)(A) above as compared with the amounts shown in the latest unaudited consolidated statement of financial condition of the Company included in the Registration Statement, (y) reflect a material adverse change in the items specified in Clause (iii)(B) above as compared with the corresponding periods of the prior year or other period specified by the Underwriter, or (z) reflect a material change in items specified in Clause (iv) above from the amounts shown in the Preliminary Prospectus distributed by the Underwriter in connection with the offering contemplated hereby or from the amounts shown in the Prospectus.

               (i) At the Closing Date and, if applicable, the Option Closing Date, you shall have received certificates of the chief executive officer and the chief financial and accounting officer of the Company, which certificates shall be deemed to be made on behalf of the Company dated as of the Closing Date and, if applicable, the Option Closing Date, evidencing satisfaction of the conditions of Section 6(a) and stating that (i) the representations and warranties of the Company set forth in Section 2(a) hereof are accurate as of the Closing Date and, if applicable, the Option Closing Date, and that the Offerors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to such Closing Date; (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis; (iii) since such dates there has not been any material transaction entered into by the Offerors or the Subsidiaries other than transactions in the ordinary course of business; and (iv) they have carefully examined the Registration Statement and the Prospectus as amended or supplemented and nothing has come to their attention that would lead them to believe that either the Registration Statement or the Prospectus, or any amendment or supplement thereto as of their respective effective or issue dates, contained, and the Prospectus as amended or supplemented at such Closing Date (and, if applicable, the Option Closing Date), contains any untrue statement of a material fact, or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) covering such other matters as you may reasonably request. The officers' certificate of the Company shall further state that no stop order affecting the Registration Statement is in effect or, to their knowledge, threatened.

               (j) At the Closing Date and, if applicable, the Option Closing Date, you shall have received a certificate of an authorized representative of the Trust to the effect that to the best of his or her knowledge based upon a reasonable investigation, the representations and warranties of the Trust in this Agreement are true and correct as though made on and as of the Closing Date (and, if applicable, the Option Closing Date); the Trust has complied with all the agreements and satisfied all the conditions required by this Agreement to be performed or satisfied by the Trust on or prior to the Closing Date and since the most recent date as of which information is given in the Prospectus, except as contemplated by the Prospectus, the Trust has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions not in the ordinary course of business and there has not been any material adverse change in the condition (financial or otherwise) of the Trust.

               (k) On the Closing Date, you shall have received duly executed counterparts of the Trust Agreement, the Guarantee, the Indenture and the Expense Agreement.

               (l) The NASD, upon review of the terms of the public offering of the Designated Preferred Securities, shall not have objected to the Underwriter's participation in such offering. The Preferred Securities, the Guarantee and the Debentures shall have been qualified or registered for sale, or subject to an available exemption from such qualification or registration, under the Blue Sky Laws of such jurisdictions as shall have been reasonably specified by the Underwriter.

               (m) Prior to the Closing Date and, if applicable, the Option Closing Date, the Offerors shall have furnished to you and counsel to the Underwriter all such other documents, certificates and opinions as they have reasonably requested.

               All opinions, certificates, letters and other documents shall be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you. The Offerors shall furnish you with conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

               If any of the conditions referred to in this Section 6 shall not have been fulfilled when and as required by this Agreement, this Agreement and all of the Underwriter's obligations hereunder may be terminated by you on notice to the Company at, or at any time before, the Closing Date or the Option Closing Date, as applicable. Any such termination shall be without liability of the Underwriter to the Offerors.

         7. Indemnification and Contribution.

               (a) The Offerors jointly and severally agree to indemnify and hold harmless the Underwriter, each of its directors, partners, officers and agents, and each person, if any, who controls the Underwriter within the meaning of the 1933 Act, against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and reasonable attorney fees and expenses), joint or several, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact made by the Company or the Trust contained in the Registration Statement, any Preliminary Prospectus or the Prospectus, or in any amendment or supplement thereto, (ii) any blue sky application or other document executed by the Company or the Trust specifically for that purpose or based upon written information furnished by the Company or the Trust filed in any state or other jurisdiction in order to qualify any of the Designated Preferred Securities under the securities laws thereof (any such application, document or information being hereinafter referred to as a "Blue Sky Application"), (iii) any omission or alleged omission to state a material fact in the registration statement as originally filed or the Registration Statement, any Preliminary Prospectus or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application required to be stated therein or necessary to make the statements therein not misleading, and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and attorney fees), joint or several, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus, or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or
(iv) the enforcement of this indemnification provision or the contribution provisions of Section 7(d); and shall reimburse each such indemnified party for any reasonable legal or other expenses as incurred, but in no event less frequently than 30 days after each invoice is submitted, incurred by them in connection with investigating or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; provided, however, that the Offerors shall not be liable in any such case to the extent, but only to the extent, that any such losses, claims, damages, liabilities and expenses arise out of or are based upon any untrue statement or omission or allegation thereof that has been made or omitted in reliance upon and in conformity with the Underwriter's Information; provided, that the indemnification contained in this paragraph with respect to any Preliminary Prospectus shall not inure to the benefit of the Underwriter (or of any person controlling the Underwriter) to the extent any such losses, claims, damages, liabilities or expenses directly results from the fact that the Underwriter sold Designated Preferred Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (as amended or supplemented if any amendments or supplements thereto shall have been furnished to you in sufficient time to distribute same with or prior to the written confirmation of the sale involved), if required by law, and if such loss, claim, damage, liability or expense would not have arisen but for the failure to give or send such person such document. The foregoing indemnity agreement is in addition to any liability the Company or the Trust may otherwise have to any such indemnified party.

               (b) The Underwriter agrees to indemnify and hold harmless each Offeror, each of its directors, each of its officers and trustees who signed the Registration Statement and each person, if any, who controls an Offeror within the meaning of the 1933 Act, to the same extent as required by the foregoing indemnity from the Company to the Underwriter, but only with respect to the Underwriter's Information or information relating to the Underwriter furnished in writing to an Offeror through the Underwriter by or on behalf of it expressly for use in a Blue Sky Application. The foregoing indemnity agreement is in addition to any liability which the Underwriter may otherwise have to any such indemnified party.

               (c) If any action or claim shall be brought or asserted against any indemnified party or any person controlling an indemnified party in respect of which indemnity may be sought from the indemnifying party, such indemnified party or controlling person shall promptly notify the indemnifying party in writing, and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all expenses; provided, however, that the failure so to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under such paragraph, and further, shall only relieve it from liability under such paragraph to the extent prejudiced thereby. Any indemnified party or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party or such controlling person unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) the indemnifying party has failed to assume the defense or to employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both such indemnified party or such controlling person and the indemnifying party and such indemnified party or such controlling person shall have been advised by counsel that there may be one or more legal defenses available to it that are different from or in addition to those available to the indemnifying party (in which case, if such indemnified party or controlling person notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party or such controlling person); it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) separate from their own counsel at any time and for all such indemnified parties and controlling persons, which firm shall be designated in writing by the indemnified party. Each indemnified party and each controlling person, as a condition of such indemnity, shall use reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. The indemnifying party shall not be liable for any settlement of any such action effected without its written consent, but if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

               An indemnifying party shall not, without the prior written consent of each indemnified party, settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnity may be sought hereunder (whether or not such indemnified party or any person who controls such indemnified party within the meaning of the 1933 Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes a release of each such indemnified party reasonably satisfactory to each such indemnified party and each such controlling person from all liability arising out of such claim, action, suit or proceeding or unless the indemnifying party shall confirm in a written agreement with each indemnified party, that notwithstanding any federal, state or common law, such settlement, compromise or consent shall not alter the right of any indemnified party or controlling person to indemnification or contribution as provided in this Agreement.

               (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Offerors on the one hand and the Underwriter on the other from the offering of the Designated Preferred Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Offerors on the one hand and the Underwriter on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Offerors on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total proceeds from the offering of the Designated Preferred Securities (before deducting expenses) received by the Offerors bear to the total underwriting discounts, commissions and compensation received by the Underwriter, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Offerors on the one hand and of the Underwriter on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Offerors or by the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Offerors and the Underwriter agree that it would not be just and equitable if contribution pursuant to this paragraph (d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in the first sentence of this paragraph (d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph (d), the Underwriter shall not be required to contribute any amount in excess of the underwriting discount received by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               Neither party shall be liable for contribution for claims settled without such party's consent, provided such consent shall not be unreasonably withheld, conditioned or delayed.

               For purposes of this paragraph (d), each person who controls the Underwriter within the meaning of Section 15 of the 1933 Act, the partners, directors, officers, employees and agents of the Underwriter shall have the same rights to contribution as the Underwriter, and each person who controls an Offeror within the meaning of Section 15 of the 1933 Act, each officer and trustee of an Offeror who shall have signed the Registration Statement and each director of an Offeror shall have the same rights to contribution as the Offerors subject in each case to the preceding sentence. The obligations of the Offerors under this paragraph (d) shall be in addition to any liability which the Offerors may otherwise have and the obligations of the Underwriter under this paragraph (d) shall be in addition to any liability that the Underwriter may otherwise have.

               (e) The indemnity and contribution agreements contained in this
Section 7 and the representations and warranties of the Offerors set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Underwriter or its partners, directors, officers, employees or agents (or any person controlling the Underwriter) or by or on behalf of the Offerors, or their directors, trustees or officers (or any person controlling an Offeror), (ii) acceptance of any Designated Preferred Securities and payment therefor hereunder and (iii) any termination of this Agreement. A successor of the Underwriter or its partners, directors, officers, employees or agents, or of an Offeror, or its directors, trustees or officers (or of any person controlling the Underwriter or an Offeror) shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.

               (f) The Company agrees to indemnify the Trust against any and all losses, claims, damages or liabilities that may become due from the Trust under this Section 7.

         8. Termination. You shall have the right to terminate this Agreement at any time at or prior to the Closing Date or, with respect to the Underwriter's obligation to purchase the Option Preferred Securities, at any time at or prior to the Option Closing Date, without liability on the part of the Underwriter to the Offerors, if:

               (a) Either Offeror shall have failed, refused, or been unable to perform any agreement on its part to be performed under this Agreement, or any of the conditions referred to in Section 6 shall not have been fulfilled, when and as required by this Agreement;

               (b) The Offerors or any of the Subsidiaries shall have sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree which in the judgment of the Underwriter materially impairs the investment quality of the Designated Preferred Securities;

               (c) There has been since the respective dates as of which information is given in the Registration Statement or the Prospectus, any materially adverse change in, or any development which is reasonably likely to have a material adverse effect on, the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis, whether or not arising in the ordinary course of business;

               (d) Any event shall have occurred or shall exist that makes untrue or incorrect in any material respect any statement or information contained in the Registration Statement or that is not reflected in the Registration Statement but should be reflected therein to make the statements or information contained therein not misleading in any material respect; or

               (e) There has occurred any outbreak of hostilities or other calamity or crisis or material change in general economic, political or financial conditions, or internal conditions, the effect of which on the financial markets of the United States is such as to make it, in your reasonable judgment, impracticable to market the Designated Preferred Securities or enforce contracts for the sale of the Designated Preferred Securities;

               (f) Trading generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, by any of said exchanges or market system or by the Commission or any other governmental authority;

               (g) A banking moratorium shall have been declared by either federal or New Jersey authorities; or

               (h) Any action shall have been taken by any government in respect of its monetary affairs which, in your reasonable judgment, has a material adverse effect on the United States securities markets.

               If this Agreement shall be terminated pursuant to this Section 8, the Offerors shall not then be under any liability to the Underwriter except that the provisions of Sections 5 and 7 hereof shall survive any termination of this Agreement.

         9. Effective Date of Agreement. If the Registration Statement is not effective at the time of execution of this Agreement, this Agreement shall become effective on the Effective Date at the time the Commission declares the Registration Statement effective. The Company shall immediately notify the Underwriter when the Registration Statement becomes effective.

               If the Registration Statement is effective at the time of execution of this Agreement, this Agreement shall become effective at the earlier of 11:00 a.m. Eastern Standard time, on the first full business day following the day on which this Agreement is executed, or at such earlier time as the Underwriter shall release the Designated Preferred Securities for initial public offering. The Underwriter shall notify the Offerors immediately after they have taken any action which causes this Agreement to become effective.

               Until such time as this Agreement shall have become effective, it may be terminated by the Offerors, by notifying the Underwriter, or by you, by notifying either Offeror, except that the provisions of Sections 5 and 7 shall at all times be effective.

         10. Representations, Warranties and Agreements to Survive Delivery. The representations, warranties, indemnities, agreements and other statements of the Offerors and their officers and trustees set forth in or made pursuant to this Agreement and the agreements of the Underwriter contained in Section 7 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Offerors or controlling persons of either Offeror, or by or on behalf of the Underwriter or controlling persons of the Underwriter or any termination or cancellation of this Agreement and shall survive delivery of and payment for the Designated Preferred Securities.

         11. Notices. Except as otherwise provided in this Agreement, all notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand, mailed by registered or certified mail, return receipt requested, or transmitted by any standard form of telecommunication and confirmed. Notices to either Offeror shall be sent to 3111 Quakerbridge Road, Trenton, New Jersey 08619, Attention: Patrick M. Ryan (with a copy to Stradley, Ronon, Stevens & Young LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, Attention: Brian S. Vargo, Esq.); and notices to the Underwriter shall be sent to Sandler O'Neill & Partners, L.P., Two World Trade Center, 104th Floor, New York, New York 10048, Attention: William Hickey (with a copy to Malizia, Spidi, Sloane & Fisch, P.C., 1301 K Street, N.W., Suite 700 East, Washington, D.C. 20005 Attention: Lloyd H. Spencer, Esq.).

         12. Parties. The Agreement herein set forth is made solely for the benefit of the Underwriter and the Offerors and, to the extent expressed, directors, trustees and officers of the Offerors, partners, directors, officers, employees and agents of the Underwriter, any person controlling the Offerors or the Underwriter, and their respective successors and assigns. No other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, in his or her status as such purchaser, from the Underwriter of the Designated Preferred Securities.

         The Company on behalf of itself and its Subsidiaries (including, without limitation, the Trust), hereby irrevocably submits to the jurisdiction of the federal and New York State courts located in the City of New York in connection with any suit, action or proceeding related to this agreement or any of the matters contemplated hereby, irrevocably waives any defense of lack of personal jurisdiction and irrevocably agrees that all claims in respect of any suit, action or proceeding may be heard and determined in any such court. The Company, on behalf of itself and the Subsidiaries (including, without limitation, the Trust), irrevocably waives, to the fullest extent it may effectively do so under applicable law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought it any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

         13. Governing Law. This Agreement shall be governed by the laws of the State of New York, without giving effect to the choice of law or conflicts of law principles thereof.

         14. Counterparts. This Agreement may be executed in one or more counterparts, and when a counterpart has been executed by each party hereto all such counterparts taken together shall constitute one and the same Agreement.

                  [Remainder of page intentionally left blank]

         If the foregoing is in accordance with the your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this shall become a binding agreement between the Company, the Trust and you in accordance with its terms.

                                               Very truly yours,


                                               YARDVILLE NATIONAL BANCORP.

                                               By:
                                                   ----------------------------

                                               Name:

                                               Title:

                                               YARDVILLE CAPITAL TRUST

                                               By:
                                                   ----------------------------

                                               Name:

                                               Title:
CONFIRMED AND ACCEPTED,

as of ____________, 1997.

BY:      SANDLER O'NEILL & PARTNERS, L.P.
         by Sandler O'Neill & Partners Corp.,
         the sole general partner



By:
   --------------------------------
Name:
Title:

                                                                       EXHIBIT A
                              LIST OF SUBSIDIARIES


Subsidiaries of the Company

The Yardville National Bank
Yardville Capital Trust

Subsidiaries of the Bank

Yardville National Investment Corporation, a New Jersey corporation.

Brendan, Inc., a New Jersey corporation.

Nancy Beth, Inc., a New Jersey corporation.

Jim Mary, Inc., a New Jersey corporation.

YNB Real Estate Holdings Co., Inc., a New Jersey corporation.